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RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

Slide 3

•	Chembio Overview
•	Develops, Manufactures and Markets Rapid Point of Care Test (POCT) Products Serving Global Markets
•	Diverse & Growing Pipeline of Proprietary Products
•	Fully Integrated FDA Approved Manufacturing Facility in NY
•	Record Financial Results 2009 & 2010

Slide 4

Financial Overview

•	Five Year Compounded Annual Revenue Growth of 33%
•	Simplified Capital Structure 12/2007
•	Retired ~$2MM debt Jan. 2009 – Jan. 2011
•	Record Revenues and Improved Operating Results Year after Year
•	Near and Long-Term Growth Catalysts

(See graph)

Slide 5

POCT’s – A Growing Global Market

•	$7B Global Point-of-Care Test (POCT) Market
•	Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market
•	POCTs for HIV, Syphilis, HCV and other STDs Serve Crucial Public Health Objectives
•	Other Important POCT Markets
o	Infectious Diseases, Cardiac Markers, Companion Animal, OTC, Allergy

Slide 6

DUAL PATH PLATFORM (DPP®) Chembio’s Proprietary POCT Technology

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	U.S. patents, and patents in China, Malaysia, Eurasia, Mexico, Singapore, and the U.K.
o	Additional DPP® Patents in the U.S. and many foreign countries
o	Patents have also been filed on extensions to the DPP® product line

(see graphics)

Slide 7

Chembio-Branded Public Health Foundation Complemented by OEM and/or License Programs

Current OEM/Licensees:  Fiocruz (Brazil), BIORAD
Anticipated OEM/License Areas: Infectious Diseases, Veterinary

HIV SCREEN – HCV AB-AG DUAL DPP-  SYPHILIS - INFLUENZA

Slide 8

Lateral Flow Rapid HIV Tests

•	25% of 1.1MM HIV+ Individuals in U.S. Not Aware of their Status
•	US Rapid HIV Test Market Growth Continuing as States Implement CDC Testing Recommendation
•	Only Two Other CLIA-waived Products
•	Products Sold Under Chembio Brands (STAT PAK® & SURE CHECK®)ex-US and by Alere, Inc. (formerly Inverness) in US.

Slide 9

Pipeline:  Chembio-Branded DPP® Products Anticipated Timelines – US Market

	2011	2012	US Market
DPP® HIV Oral Fluid	Clinical Trials Commenced 2010, Completing Q1 & 2; Modular Submissions in Q1, 2 & 3	FDA Approval, CLIA waiver, US Market Launch	$70MM
DPP® Syphilis Screen & Confirm	Completing Validation Q1; Clinical Trials Q2-4	FDA Clearance & US Market Launch – Q1-2	$30MM
Dual DPP ® HCV Ag/Ab	R&D	R&D	TBD
DPP® Influenza A/B Antigen Detection	Completing R&D Q1, Validation Q2; Clinical Trials Q3-4	FDA Clearance & US Market Launch – Q1-2	$200MM

Significant International Market Opportunities As Well

Slide 10

Pipeline: OEM Contracts with FIOCRUZ Brazil Anticipated Timelines

Contract	2010	2011	Minimum Product Sales Req. to Complete Tech Transfer*
DPP® HIV Screening	Approved, Commercial Sales	Commercial Sales	$8.8MM
DPP® HIV Confirmatory	Approved	Commercial Sales	$4.7MM
DPP® Syphilis Treponemal	Agreement Signed December 2010	Approval, Commercial Sales	$7.4MM
DPP® Syphilis Treponemal/ Non-Treponemal		Submission, Approval
DPP® Canine Leishmaniasis	Submitted	Approved Q1'11, Commercial Sales	$2.1MM
DPP® Leptospirosis	Submission pending	Submission, Approval, Commercial Sales	$0.4MM

*Not a guaranteed minimum except for purposes of technology transfer

Slide 11

Pipeline: Other Products

Project	Activity
Multiplex DPP® Product Developed for & Licensed to Bio-Rad Laboratories, Inc.	Development completed. Anticipate CE Mark EOY 2011 – Launch EU early 2012. Manufacturing by Bio-Rad. Royalties Upon Commercial Sales
Multiplex Influenza Immune Status Product Developed for Battelle/CDC	Prototype Development Completed; Prototype products being evaluated at CDC. Additional development work under consideration.
NIH Phase II Grant – Leptospirosis
$2.9MM 3 Year Grant awarded 6/2009.  Prototype Developed.  Further reagent discovery underway.  Approximately $1.7MM funding remaining in 2011 and 2012 if renewed as anticipated.  Chembio is principal grantee.

NIH Phase II Grant – Tuberculosis	$2.9MM, 3 Year Grant awarded Effective 3/1/2011. Prototype Developed. Planning Multi-site Evaluations and Optimization, Validation and Commercialization. Chembio is principal grantee.
Veterinary Diagnostic Applications	Preliminary Discussions
Platform Enhancements	Buffer Integration and “Dual DPP®” projects in progress

Slide 12

Financial Summary

FY 2008-2010 Results
•	Record Revenues and Earnings
•	Improving Gross Margins
•	Controlled Operating Expenses
•	Operating Cash Flow Strengthened Balance Sheet

(See Graphic)

Slide 13

Financial Summary- First Quarter 2008-2011
•	Steady increases in Revenue and Gross Profit
•	Increased R&D expense in Q1’11 driven partially by increased Clinical Trials expense
•	Steadily improving new loss in Q1

(See Graphic)

Slide 14

Revenue Growth by Category: 2009 vs. 2010

(see graphic)

Slide 15

Revenue Growth by Category: Q1’10 vs. Q1’11

(see graphic)

Slide 16

Selected Balance Sheet Data

($ in millions)	Mar.’11	Dec. '10	Dec. '09	Dec. ‘08
Cash	$2,797	2,136	1,068	1,212
Accounts Receivable	1,727	3,946	1,776	809
Inventories	1,592	1,349	1,556	1,819
Total Current Assets	176	205	4,667	4,068
Net Fixed Assets	772	813	580	881
Other Assets	611	636	1,068	968
Total Assets	$7,675	9,086	6,315	5,915

Total Current Liabilities	1,760	3,076	3,173	2,402
Total Liabilities	1,939	3,277	3,227	3,338

Total Equity	5,736	5,809	3,088	2,577

Total Liabilities & Shareholders Equity	7,675	9,086	6,315	5,915

Slide 17

Anticipated Milestones 2011
•	Clinical & Regulatory Programs for Branded Products
‐	HIV PMA Modular Submissions
‐	Syphilis Clinical Trials
‐	Influenza Clinical Trials
•	Four OEM Product Approvals for and Product Sales to FIOCRUZ

•	New R&D & OEM Product Agreements
•	Continued US Lateral Flow HIV Test Market Share Gains & Potential New International Market Opportunities

Slide 18

Potential Impact of OEM & Branded Products on Revenue

(See graphic)

Slide 19

Organization & Management Team

Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director

TOTAL EMPLOYMENT Approx. 100

Research and Development – 18
Regulatory and Clinical QA & QC – 7
Sales, General & Administration – 7
Operations- 69

Slide 20

CEMI Selected Share Data
Ticker Symbol (OTC-QB)	CEMI.QB
Price 4/29/2011	$0.48
52-Week High	$0.580
52-Week Low	$0.159
Outstanding Shares	63.1
Market Capitalization	$36.6
Fully Diluted Shares	70.2
Management Holding	11.2
Average Daily Volume (3 months)	105,000

Options and Warrants	Amt.	Avg. Ex. Price
Options (3.64MM held by mgmt. & board)	5.21	$0.166
Warrants (1.75 expire 10/2011)	1.83	$0.503
Total Options & Warrants	8.24	.267

(See graphics)

Slide 21

Additional Slides (Appendix)

	March 31, 2011		March 31, 2010		December 31, 2010		December 31, 2009		December 31, 2008

TOTAL REVENUES	$ 3,635,681		$ 2,783,415		$ 16,704,703		$ 13,834,248		$ 11,049,571

GROSS MARGIN	1,926,342	53%	1,306,374	47%	8,100,699	48%	5,860,405	42%	3,851,721	35%

OPERATING COSTS:

Research and development expenses	1,290,142	35%	800,758	29%	2,586,308	15%	2,883,696	21%	2,605,343	24%
Selling, general and administrative expense	775,371	21%	661,848	24%	2,940,721	18%	2,659,382	19%	3,317,046	30%
	2,065,513		1,462,606		5,527,029		5,543,078		5,922,389

INCOME (LOSS) FROM OPERATIONS	(139,171)		(156,232)		2,573,670		317,327		(2,070,668)

OTHER INCOME (EXPENSES):	(3,126)		(1,094)		(60,326)		(8,267)		121,898

NET INCOME (LOSS)	(142,297)	-4%	(157,326)	-6%	2,513,344	15%	309,060	2%	(1,948,770)	-18%

Slide 22

DPP® HIV Screening Assay For Use with Oral Fluid or Blood Samples

•	Improved Performance vs. Only Oral Fluid Test Based on Multiple Studies
•	OTC Opportunity
•	US Clinical Trials Being Completed Q1-2 2011
o	Modular PMA Submission in Q1, 2, 3
o	Anticipated Approval 2012

(See graphic)

Slide 23

DPP® Syphilis Screen & Confirm

•	First POCT in US for Syphilis
•	All Pregnant Women Tested for Syphilis
•	Current Laboratory Tests Inadequate
•	Enables Confirmation & Treatment At POC
•	International Evaluation Ongoing in China
•	Anticipate FDA Clearance in early 2012

(See graphic)

Slide 24

DPP® INFLUENZA Multiplex Flu A & B Test

•	Large Established Market for Flu A&B tests
•	Chembio’s First Antigen Detection Test with DPP®
•	Prototype Shows Improved Performance vs. Established Tests
•	Anticipate FDA Clearance mid-2012

Slide 25

Hepatitis-C (HCV)

•	Estimated 3MM HCV Infections in US
•	No HCV Point-of-Care Test in US Testing for Antigen (indicating active disease)
•	Chembio Participating in Various Studies to Assess Prototype Performance
•	R&D Continuing in 2011